UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 22, 2005

SERACARE LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-33045	33-0056054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1935 Avenida del Oro, Suite F Oceanside, CA		92056
(Address of principal executive offices)		(Zip Code)

(760) 806-8922

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On August 22, 2005, the audit committee of SeraCare Life Sciences, Inc. (the “Company”) dismissed KPMG LLP as the Company’s Independent Registered Public Accountants. The reports of KPMG LLP on the financial statements for the Company for its fiscal years ended September 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2004 and 2003, and through the date of this report, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such periods. During the fiscal years ended September 30, 2004 and 2003, and through the date of this report, the Company has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(b) Effective August 22, 2005, following approval by the Company’s audit committee, the Company engaged Mayer Hoffman McCann P.C. (“MHM”) as the Company’s new Independent Registered Public Accountant. The Company’s audit committee interviewed several Independent Registered Public Accounting firms and selected MHM based on the resources MHM committed to assign to the Company’s account, the industry expertise of MHM and the fee estimates provided by MHM to the Company’s Audit Committee for MHM’s services. During the fiscal years ended September 30, 2004 and 2003, and through the date of engagement of MHM, the Company has not consulted with MHM on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by the Company, or the type of audit opinion that might be rendered on the Company’s financial statements, and resulted in a written report being provided by MHM to the Company or oral advice being provided by MHM to the Company that MHM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated August 25, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2005	SERACARE LIFE SCIENCES, INC.

/s/ Craig A. Hooson
Craig A. Hooson,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG LLP to Securities Exchange Commission dated August 25, 2005.
99.1	Press Release dated August 25, 2005.